Exhibit 99.1

THIS COMMERCIAL LEASE AGREEMENT (the “Lease”) is made and entered into this May 5, 2018(the “Effective Date”), between 205-207 East Washington, LLC, a Michigan limited liability company, whose address is 120 West Washington Street Unit F, Ann Arbor, MI 48104(“Landlord”), and Amesite Inc, whose address 205 East Washington Street Unit B, Ann Arbor, MI 48104 , Attn: (“Tenant”).

Recitals

WHEREAS, Landlord is the owner of the that certain premises, consisting of approximately 3400 square feet on the 3rd Floor, more commonly known as(the “Premises”) of the building located at 205-207 East Washington Street, , Ann Arbor, MI 48104; and

WHEREAS Landlord desires to rent the Premises to the Tenant and Tenant desires to rent the Premises from the Landlord on the terms and conditions provided herein;

NOW THEREFORE, in consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows:

1. Agreement to Lease. In consideration of the rents to be paid in this Lease and the agreements made in this Lease by Landlord and Tenant, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises, upon the terms and conditions of this Lease.

2. Term. This term of this Lease (the “Term”) shall commence on May 5, 2018 (the “Commencement Date”), and end on May 5, 2019 (“Expiration Date”) unless sooner terminated as provided in this Lease or extended pursuant to the valid exercise of an option to renew by Tenant, if any, or by the written agreement of the Landlord and Tenant. Neither this Lease nor any memorandum of this Lease shall be recorded.

3. Rent.

A. The total rent for the first year shall be $44,800 (the “Base Rent”) payable in advance in equal monthly installments commencing on May 4, 2018 (or as otherwise provided), and thereafter on the first of each month (each date a “Due Date”) throughout the term of this Lease as follows: Tenant shall pay to Landlord, on the first day of each month (each day a “Due Date”) as follows: Mailing address for rent is c/o Mission Management 3075 Charlevoix SE #100 Grand Rapids MI 49546. Should tenant agree to exercise a year two lease options, rent will increase as follows: $7942.50 monthly or $95,310 for the year.

Year

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Monthly Yearly

$3,733.33 $44,800.00

B. Rent and Additional Rent (as defined below). If Rent is not received within five days following the Due Date, interest shall accrue from the Due Date at the rate of seven (7%) per annum and there shall be a late charge of Fifty and 00/100 ($50.00) Dollars, and non-payment of the same shall be construed to be the same as a default in payment of Rent, and the same remedies as provided for non- payment of Rent in this Lease shall be available to Landlord.

C. Additional Rent. In addition to the Base Rent, Tenant agrees to pay for their portion of the Premises’s utilities, specifically Third Floor utility services including, heat and electricity. Water/Sewer and Trash are paid for by the Landlord.

D. Payment of Rent. All payments of Rent or other sums to be made to Landlord shall be made at such place as Landlord shall designate in writing from time to time. Landlord may accept less than the full amount of Rent due at any time, and such acceptance shall not constitute a waiver of Landlord’s right to insist upon full payment of all Rent and other charges due under this Lease.

4. Assignment. Tenant covenants not to assign or transfer this Lease or hypothecate or mortgage the same or sublet the Premises or any part thereof without the written consent of the Landlord, which shall not be unreasonably withheld. Unless expressly agreed to in writing by Landlord, Landlord’s consent to an assignment or transfer of this Lease shall not relieve Tenant of its obligations under this Lease. Any assignment, transfer, hypothecation, mortgage or subletting without Landlord’s written consent shall give Landlord the right to terminate this Lease and to reenter and repossess the Premises.

5. Bankruptcy and Insolvency. The interest of Tenant in this Lease may not be assigned by operation of law or other involuntary assignment. Landlord may terminate this Lease upon any involuntary assignment including the following events:

i.	If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditor or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt, or if any one of the individuals comprising Tenant is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditors;

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As used herein, the term “Rent” shall mean and include both Base

ii.	If a Writ of Attachment or Execution is levied upon Tenant on this Lease; or

iii.	If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

An involuntary assignment may be construed as a default by Tenant and could terminate Tenant’s right to possession of the Premises, and Landlord shall have the right to elect to terminate this Lease. This Lease shall not be treated as an asset of Tenant in the event Landlord terminates this Lease. If Landlord has no legal right to terminate this Lease and Tenant, as a debtor-in-possession pursuant to the Bankruptcy Code, or its trustee, elects to assume this Lease, adequate assurance of future performance must be given in addition to the cure of all outstanding defaults. Adequate assurance of future performance shall constitute the posting of three (3) months advance rent and reasonable financial assurance that such debtor, trustee or assignee is financially capable of continued performance of all obligations under this Lease. In the event of a Chapter 11 reorganization under the Bankruptcy Code, this Lease must be assumed or assigned within sixty (60) days of filing or this Lease will be deemed rejected.

6. Right to Mortgage. Subject to the terms of this Section , Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord’s interest in the Premises or the Building. Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney- in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant, provided, however, that the holder of such mortgage shall covenant and agree with Tenant that, in the event of the foreclosure of such mortgage, for so long as Tenant is not in default under this Lease, the holder of such mortgage and any purchaser at the foreclosure sales shall recognize and not disturb or interfere with the rights and interests of Tenant hereunder. Tenant shall, in such event, attorn to such holder and purchaser. The Tenant subordination and attornment and the rights of non- disturbance shall be memorialized by a subordination, non-disturbance and attornment agreement in a commercially-reasonable form, acceptable to Tenant, Landord (if requiring Landlord’s signature) and such mortgagee. Tenant covenants to negotiate diligently in good faith with Landord (if requiring Landlord’s signature) and such mortgagee to agree upon the form of subordination, non-disturbance and attornment agreement.

7. Use and Occupancy; Other Tenants Use. It is understood and agreed between the parties hereto that the Premises during the Term of this Lease shall be used and occupied as an office space for conducting Tenant’s or its Affiliate’s business and for no other purpose or purposes without the written consent of Landlord. Tenant will not use the Premises for any purpose in violation of any law, municipal ordinance or regulation. Tenant shall not use the Premises in any manner which would reasonably cause the Premises to be considered any extra or especially hazardous risk under a standard fire insurance policy without providing Landlord with a policy of insurance covering such extra risks to Landlord’s reasonable satisfaction. Upon any breach of this Section 7, Landlord may at its option terminate this Lease and reenter and repossess the Premises.

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8. Damage to Premises. From and after the date on which Tenant shall be privileged to enter upon the Premises, Landlord shall insure the Premises against damage or destruction by fire and other casualties insurable under a standard extended coverage endorsement. Tenant shall be solely responsible for insuring Tenant’s trade fixtures and trade goods within the Premises.

In the event that, at any time during the Lease Term, the permanent improvements then constituting the Premises and site improvements shall be damaged or destroyed (partially or totally) by fire or any other casualty insurable under a standard fire and extended coverage endorsement, Landlord shall promptly, and with due diligence, repair, rebuild and restore the same as nearly as practicable to the condition existing just prior to such damage or destruction using the proceeds of the insurance obtained by Landlord; provided, however, if Fifty (50%) Percent or more of the Premises is damaged Landlord will have the right to terminate this Lease, and if as a result of any such damage or destruction during the last year of the lease term, Tenant’s fixtures, equipment or other property shall be damaged or destroyed in an amount exceeding One Hundred Thousand Dollars ($100,000.00), then either party may terminate this Lease as of the date of such damage or destruction by giving written notice to the other party within thirty (30) days thereafter and Tenant shall (assuming Tenant conducts no business from the Premises) have an additional fortyfive (45) days within which to remove (at Tenant’s sole cost and expense) its property from the Premises, provided Tenant shall have no right of termination if the casualty occurs because of Tenant’s negligence or intentional acts.

Notwithstanding any such termination of this Lease by Landlord as provided in this Section, other than the event of damage to fifty (50%) or more of the Premises, Tenant shall have the right to exercise any option to extend the term hereof within thirty (30) days after the date of the receipt of Landlord’s notice of termination under this Section 8, and upon the exercise of any such option by Tenant, then this Lease shall continue in full force and effect despite such notice of termination by Landlord and Landlord shall repair, rebuild and restore the said permanent improvements as above provided. In the event that this Lease shall be terminated as above provided, all unearned rent and other charges paid in advance shall be refunded to Tenant. The proceeds of the fire and extended coverage insurance carried by Landlord, shall be used to pay for Landlord’s cost to repair or replace the Premises as required by this Section 8.

Each party hereto hereby remises, releases and discharges the other party hereto and any officer, agent, employee or representative of such party of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability and containing a waiver of subrogation) is carried or is required hereunder to be carried, by the party at the time of such loss, damage or injury.

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9. Repairs. The Landlord warrants that all mechanical, electrical and HVAC systems in the Premises are in good working order, subject to normal wear and tear, as of the Effective Date. Landlord shall make all necessary repairs and replacements to the building in which the demised premises are located, and to the common areas and electrical systems located therein, and Landlord shall also make all repairs to the demised premises which are structural in nature or required due to fire, casualty or other act of God; provided, however that Tenant shall make all repairs and replacements arising from its act, neglect or default. Tenant shall keep the demised premises in good repair, and Tenant shall upon the expiration of the term of this Lease, yield and deliver up the demised premises in like condition as when taken, reasonable use and wear thereof and repairs required to be made by Landlord excepted. In the event that the Landlord shall deem it necessary or be required by any governmental authority to alter, repair, remove, reconstruct or improve any part of the demised premises or of the building in which the demised premises are located (unless the same result from Tenant’s act, neglect, default or mode of operation in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by the Landlord with reasonable dispatch, however, such obligation of Tenant shall not extend to maintenance, repairs or replacements necessitated by the intentional wrongdoing or gross negligence of Landlord. If all or part of the Premises are unfit for occupancy by reason of: 1) damage or destruction for which the Tenant is not responsible hereunder; or 2) repairs, alterations, or improvements commenced by Landlord if it deems necessary in its sole discretion or if required by governmental authority, the Base Rent from the date the Premises are unfit for occupancy until the Premises are fit for occupancy will be abated in proportion to the ratio that the portion of the Premises that is unfit for occupancy bears to that portion of the Premises that is fit for occupancy. If repairs, improvements, alterations, reconstruction, etc. to the Premises cannot be completed within ninety (90) days, the Tenant may, at its option, terminate this Lease and the Landlord shall immediately refund to Tenant all unearned rent and other charges paid in advance by Tenant to Landlord.

10. Insurance; Indemnity. Tenant agrees to indemnify, defend and hold harmless Landlord from any liability for damages to any person or property in, on or about the Premises from any cause whatsoever; excepting the Landlord’s acts of negligence or default, and Tenant will procure and keep in effect during the term hereof public liability and property damages insurance naming Landlord as an additional insured in the sum of one million and 00/100 ($1,000,000.00) Dollars Combined Single Limit for injury or death to any person and for property damage, covering all claims for injuries to persons occurring on and around the Premises. The insurance afforded by this policy shall apply to the Landlord as an additional insured, but only with respect to personal injury and property damage liability arising out of the Tenant’s use of the Premises and then only to the extent of the Tenant’s obligations under this Lease. Tenant additionally agrees to cover all risks of construction during the period Tenant’s improvements are being constructed by Tenant unless arising out of Landlord’s acts of negligence or default.

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All insurance required of Tenant shall be placed with an insurance company authorized to issue property and casualty insurance in the State of Michigan and having a Best rating of “A, Class XII” or better. Such insurance shall name Landlord and its mortgagee, if any, as additional insureds and mortgagee pursuant to a standard non- contributory mortgagee clause, each requiring at least ten (10) days prior written notice to Landlord and mortgagee of cancellation, and shall also contain a provision exempting Landlord from any loss of coverage as an additional insured due to the acts of Tenant. The insurance afforded by this policy shall apply to the Landlord as an additional insured, but only with respect to personal injury and property damage liability arising out of the Tenant’s use of the Premises and only to the extent of the Tenant’s obligations under this Lease. Tenant shall provide Landlord with a certificate of the insurance on or before the Effective Date. Tenant shall provide Landlord with copies of renewal certificates of the insurance showing premiums fully prepaid for the current year at least thirty (30) days prior to the expiration of the policy. If Tenant changes insurance companies or the form of the policy, Tenant shall promptly supply Landlord with a copy of the new certificate.

If Tenant fails to obtain the required insurance, Landlord may, but shall not be obligated to, obtain such insurance. In the event Landlord pays any premiums for insurance required to be obtained by Tenant hereunder, such premiums shall be additional rent immediately due and payable from Tenant to Landlord. All such additional rent shall bear interest at the rate of two (2%) percent per annum in excess of the prime rate of interest publicly announced by Bank One, Michigan, or its successor.

All of Tenant’s personal property, including trade fixtures, on the Premises shall be kept at Tenant’s sole risk. Landlord shall not be responsible for any loss of business or other loss or damage, including to Tenant’s person and property that is caused by the acts or omissions of persons occupying adjoining Premises.

11. Hazardous Materials. Tenant shall not permit the use, storage, generation or disposal of any Hazardous Materials on, in or about the Premises (including Common Areas) in violation of any federal, state, or local laws, ordinances, rules, regulations or policies governing the use of Hazardous Materials. Tenant shall indemnify, defend and hold Landlord harmless from and against any claims, demands, governmental penalties, fines, damages, costs, or expenses of whatever kind, including reasonable expert fees, clean-up costs and attorneys’ fees, resulting from the use, storage, generation, disposal or introduction of Hazardous Materials to the Premises or Common Areas by Tenant or to the Premises during Tenant’s occupancy (excepting only the acts of the Landlord). “Hazardous Materials” includes, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et. seq.) (“CERCLA”), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et. seq.) (“HMTA”), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et. seq.) (“RCRA”), the Michigan Environmental Response Act, (MCLA, Sections 299.601, et. seq.) (“Polluters Pay Act”) (“ERA”), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state, or local governmental law, ordinance, rule or regulation.

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Tenant shall deliver the Premises to Landlord free of Hazardous Materials and in conformity with CERCLA, HMTA, RCRA, ERA and all other applicable federal, state and local laws, ordinances, rules and regulations upon expiration or termination of this Lease (regardless of whether resulting from early termination due to Tenant’s default, bankruptcy, condemnation or other non-Landlord triggered events).

Landlord may require Tenant to commission and pay for an environmental audit and deliver a written report of the audit results if Landlord reasonably suspects that Tenant has stored, generated or disposed of Hazardous Materials on, in or about the Premises or Common Areas in violation of applicable law. Tenant’s obligation to conduct clean-up operations and provide written environmental reports if Tenant stored, generated or disposed of Hazardous Materials in or about the Premises or Common Areas shall continue until a report is received in form and substance reasonably acceptable to Landlord which certifies that the Premises is free from all Hazardous Materials. Landlord shall reimburse Tenant for the cost of the audit if the audit finds no evidence that Tenant has stored, generated or disposed of Hazardous Materials.

Notwithstanding anything herein to the contrary, Landlord acknowledges that Tenant may use equipment and materials customarily used in a photographic studio within the Premises, and such materials shall be considered Hazardous Materials under this Lease. All Hazardous Materials used in the operation of Tenant’s business must be kept at all times in compliance with all applicable Laws, and in a manner calculated to prevent damage to human health, safety, welfare and the environment, and the Premises will be operated and maintained, and the occupants of the Premises shall conduct their activities in the Building, in compliance with all Laws and in a manner calculated to prevent damage to human health, safety, welfare and the environment. In no event shall Tenant or its employees or agents dispose of Hazardous Materials in, on or under the Premises or property adjacent to the Premises and all Hazardous Materials shall be removed from the Premises in the manner set forth below. Hazardous Materials shall not be stored outside of the Building. Tenant shall not dispose of any Hazardous Materials at the Premises, except in accordance with applicable law, including, where required, to transfer such substances to licensed waste haulers. Tenant, its employees or agents, shall not introduce any Hazardous Materials into the Building’s plumbing system.

Tenant’s obligations and liability under this Section 11 shall include all Landlord’s property, the Common Areas and property adjoining property owned by Landlord. To the extent Tenant’s actions may have contaminated such common or adjoining areas, the terms of this Section 11, including the obligations and liabilities herein, shall survive termination of this Lease.

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12. Alterations and Additional Construction. Tenant may not remodel and improve the Premises, including the installation of exterior signs or awnings, without the prior written approval of Landlord, which consent shall not be unreasonably withheld or delayed. Tenant shall deliver the Premises to Landlord at the termination of the Lease in good condition and repair, reasonable wear and tear excepted. The Tenant is not required to remove any Tenant alterations or additions from the Premises unless directed or instructed to do so by the Landlord. If any alterations or additions are removed by Tenant, Tenant must, at Tenant’s sole cost, repair and any damage caused by such removal and must restore the Premises to its original condition.

Tenant shall keep the Premises free of liens arising out of any work performed or labor or materials furnished to the Premises by or on behalf of Tenant. If Tenant fails to keep the Premises free from such liens, Tenant shall promptly reimburse Landlord for necessary costs and expenses, including reasonable attorneys fees, incurred by Landlord due to the filing and/or removal of any such lien. Tenant’s failure to pay any such costs and expenses within five (5) days of Landlord’s demand shall be a default under this Lease in the same manner as nonpayment of rent. If Tenant fails to make timely payment, Landlord shall have the same remedy as provided in this Lease for non- payment of rent.

13. Trade Fixtures. All trade fixtures and moveable equipment installed by Tenant in connection with the business conducted on the Premises shall remain the property of Tenant and shall be removed when this Lease expires. Tenant shall repair any damage caused by the removal of such trade fixtures or moveable equipment, and Tenant shall restore the Premises to its original condition.

Tenant covenants and agrees that because the Premises consists of only a part of a structure owned or controlled by Landlord, Landlord may enter the Premises at reasonable times and install or repair pipes, wires and other appliances or make any repairs deemed by Landlord essential to the use and occupancy of other parts of the Building.

14. Eminent Domain. If any part of the Premises is taken for any public or quasi-public purpose pursuant to any power of eminent domain, or by private sale in lieu of eminent domain, either Landlord or Tenant may terminate this Lease, effective the date the public authority takes possession. All damages for the condemnation of the Premises, or damages awarded because of the taking, shall be payable to and the sole property of Landlord, except any award for the relocation of Tenant’s business.

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15. Reservation. Landlord reserves the right of free access at all times to the roof of the Premises and reserves the right to rent said roof for advertising purposes. Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of Landlord.

16. Care of Premises. Tenant shall not perform any acts or carry on any practices which may injure the Building or be a nuisance or menace to other tenants in the Building and shall keep Premises clean and free from rubbish and debris at all times, and it is further agreed that in the event Tenant shall not comply with these provisions, Landlord may enter upon the Premises and have rubbish and debris removed, in which event Tenant agrees to pay all charges that Landlord shall pay for said cleaning and removal of rubbish. Such charges shall be paid to Landlord by Tenant as soon as bill is presented to Tenant and Landlord shall have the same remedy as is provided in Section 26 of this Lease in the event of Tenant’s failure to pay.

17. Compliance. Tenant shall at its own expense under penalty of forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting Tenant’s occupancy of the Premises and the cleanliness, safety, occupation and use of same.

18. Limitation of Liability. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining Premises or any part of the Premises adjacent to or connected with the Premises or any part of the building of which the Premises are a part or for any loss or damage resulting to Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.

19. Re-Renting. Tenant hereby agrees that for a period commencing 120 days prior to the termination of this Lease, Landlord may show the Premises to prospective tenants in such manner as to avoid unreasonable interference with Tenant’s business activities, and 90 days prior to the termination of this Lease, may display in and about the Premises and in the windows thereof, the usual and ordinary “TO RENT” signs.

Landlord must give a two-day advance notice of the showings and will make every reasonable attempt to schedule showings when tenant is not operating.

20. Holding Over. Tenant hereby agrees that for a period commencing 120 days prior to the termination of this Lease, Landlord may show the Premises to prospective tenants in such manner as to avoid unreasonable interference with Tenant’s business activities, and 90 days prior to the termination of this Lease, may display in and about the Premises and in the windows thereof, the usual and ordinary “TO RENT” signs. Landlord must give a two-day advance notice of the showings and will make every reasonable attempt to schedule showings when tenant is not operating.

21. Parking. Tenant acknowledges that the Building does not have a parking lot and this Lease does not include any dedicated or reserved parking of any kind. Landlord and Tenant, and their respective employees, customers, guests and invitees, have common use of the public parking lots and street parking adjacent to and in the vicinity of the Building. No parking included.

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22. Signage; Window Treatments. Tenant shall have the right, at its sole expense, to display its company name and/or logo on the third floor of the South/ North side windows of the Building, provided the size and style thereof shall be substantially similar to the display to be used by the other Tenants and shall be approved in writing by Landlord, and shall at all times conform to all applicable governmental laws, ordinances or rules regulating signs and advertising displays. Tenant may display its company name or logo on it with the buildings other Tenants in first floor and 3rd Floor lobby. Window signage can also be applied to the front glass door on East Washington leading up to the office floors and signage will be allowed in the elevator lobbies on the first and third floors.

Option to Renew. Tenant shall have the right and option to renew this Lease for one (1) one-year term under the same terms and conditions with the exception to rent, and which option may be exercised by the Tenant giving written notice of his intention to exercise said option by certified mail to the Landlord herein at least one hundred eighty (180) days prior to the termination of each rental term. The annual rent for the Premises during the option periods, shall be equal to $7942.50 a month.

23. Access to Premises. Landlord shall have the right to enter upon the Premises at all reasonable hours for the purpose of inspecting the same. If Landlord deems any repairs reasonably necessary for which Tenant is responsible as provided in Section 9 hereof it may demand that Tenant make the same and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch, Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to Tenant’s inventory or business by reason thereof, unless due to Landlord’s gross negligence or willful misconduct, and if Landlord makes or causes to be made such repairs, Tenant agrees that it will forthwith on demand pay to Landlord the cost thereof with interest at seven (7%) per annum, and if Tenant shall make default in such payment, Landlord shall have the remedies provided in Section 26 hereof for non-payment of rent. (Tenant’s additional proposed changes not accepted.)

24. Re-entry. The occurrence of any of the following shall constitute a default by Tenant:

i.	Failure to pay any rent by the Due Date and such failure is not cured within five (5) days of written notice from Landlord. In such instance, Landlord, may, in addition to all remedies provided hereunder, thereafter require Tenant to make any future payments by cash or cashier’s check; or

ii.	Failure to pay all rent by the Due Date and Landlord’s sending a notice of non-payment to Tenant more than three (3) times during any calendar year. Such default shall entitle Landlord to all remedies hereunder, including immediate termination of this Lease and may not be cured by subsequent payment; or

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iii.	Abandonment and vacation of the Premises (failure to occupy and operate the Premises for fourteen (14) consecutive days shall be deemed an abandonment and vacation); or

iv.	Failure to perform any other provision of this Lease if the failure to perform is not cured within thirty (30) days after notice has been given to Tenant. If the default cannot reasonably be cured within thirty (30) days, Tenant shall not be in default if Tenant commences to cure the default within twenty (20) days and thereafter diligently and in good faith proceeds to cure the default within a reasonable time thereafter.

25. Landlord’s Remedies. If Tenant defaults, then in such event Landlord may, by giving notice to Tenant during the continuance of such default, either:

i.	terminate the Lease; or

ii.	reenter the Premises by summary proceedings or otherwise, expel Tenant and remove all property therefrom.

In the event that Landlord shall proceed under (b) immediately above, Landlord shall use commercially reasonable efforts to relet the Premises at the best possible rent readily obtainable (making reasonable efforts therefor) and receive the rent therefrom, but recovery of possession (by summary proceedings or otherwise) shall not constitute a termination of this Lease unless Landlord so notifies Tenant in a written instrument separate from any pleadings or notices in the summary proceeding case. Tenant shall remain liable for the equivalent of the amount of all rent reserved in this Lease less the avails of reletting, if any, after deducting therefrom the reasonable cost of obtaining possession of and reletting the Premises. The reasonable costs of reletting and obtaining possession of the Premises shall include the brokerage fee of an independent third party broker, reasonable attorneys’ fees and costs, and the cost of repairing the Premises and preparing the Premises for reletting.

26. Quiet Enjoyment. Landlord covenants that Tenant, on payment of all the aforesaid installments and performing all the covenants contained herein, shall and may peacefully and quietly have, hold and enjoy the Premises for the term of this Lease.

27. Expenses, Damages, Re-Entry. In the event that Landlord shall, during the period covered by this Lease, obtain possession of the Premises by reentry, summary proceedings, or otherwise, as a result of Tenant’s uncured breach or default hereunder, Tenant hereby agrees to pay Landlord the expense reasonably incurred in obtaining possession of the Premises, and also all expenses and commissions which may be paid in and about the letting of the same, and all other damages, including reasonable attorney fees and court costs.

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28. Remedies Not Exclusive. It is agreed that each and every of the rights, remedies and benefits provided by this Lease shall be cumulative, and shall not be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

29. Waiver. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of any term, covenant or condition contained in this Lease shall not prevent a similar subsequent act from constituting a default under this Lease.

30. Delay of Possession. It is understood that if Tenant shall be unable to enter into and occupy the Premises hereby leased at the time above provided, by reason of the Premises not being ready for occupancy, or by reason of the holding over of any previous occupant of the Premises, or as a result of any cause or reason beyond the direct control of Landlord, Landlord shall not be liable in damages to Tenant therefor, but during the period Tenant shall be unable to occupy said Premises as herein provided, the rental therefore shall be abated in proportion to the time Tenant is unable to occupy the Premises.

31. Notices. Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service thereof if such notice to Tenant is in writing addressed to Tenant at his last known post office address, or at the demised premises, and deposited in the mail, certified or registered mail, with postage prepaid, and if such notice to Landlord is in writing addressed to the last known post office address of Landlord and deposited in the mail, certified or registered mail, with postage prepaid. Notice need be sent to only one Tenant or Landlord where Tenant or Landlord is more than one person.

32. Pronouns. It is agreed that in this Lease the word “he” shall be used as synonymous with the words “he”, “it” and “they”, and the word “his” synonymous with the words “his”, “its” and “their”.

33. Successors and Assigns. The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns. This agreement contains the entire agreement of the parties with respect to its subject matter. This agreement may not be amended or modified in any manner except by a written document signed by both Landlord and Tenant.

34. Security Deposit. Landlord herewith acknowledges the receipt of $5,000.00 and will deposit it into non-interest bearing security and damage deposit, which shall be held by Lessor as security of the Lessee’s faithful performance of and compliance with all terms and conditions of this Lease. If Lessee fails to comply with the terms and conditions of this Lease, then the security deposit shall be applied by the Lessor against the payment of all expenses or damages incurred by the Lessor as a result of such non-performance or non- compliance. If all terms and conditions of this Lease are fully performed and complied with by the Lessee, then the security deposit shall be returned to the Lessee at the expiration of the term of this Lease. In no event is the deposit to be applied against rent by Lessee during the course of this Lease period.

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35. Sublet. Tenant may not sublease without Landlords consent. If Landlord is found to have unreasonably withheld its consent or approval in any manner, an action for declaratory judgment or specific performance will be Tenant’s sole right and remedy and Tenant hereby waives all rights for damages therefore. Neither Landlord nor any of its agents shall be liable for any deficiency.

36. Time. Time is of the essence for all purposes under this Lease.

37. Headings. The headings and section numbers appearing in this Lease are only inserted as a matter of convenience and in no way define, limit, expand or describe the scope or intent of such sections of this Lease, nor in any way affect this Lease.

38. Michigan Law. This Lease and the rights and obligations of the parties hereto shall be interpreted and construed in accordance with the laws of the State of Michigan.

39. Authority To Sign Lease. The undersigned person signing on behalf of Tenant and Landlord respectively, herby declares, warrants, represents, acknowledges and states that he or she is an authorized representative of the Tenant and Landlord and has been provided complete authority to bind the Tenant and Landlord to this Agreement.

40. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile transmissions or scanned document of any signed original document, or transmission of any signed facsimile document or scanned document, shall be the same as delivery of an executed original.

41. Entire Agreement. This Lease, including any exhibits or riders attached hereto, represents the entire agreement between the parties. No oral or written, prior or contemporaneous agreements shall have any force or effect, and this Lease may not be amended, altered or modified unless done so by means of a written instrument signed by both parties.

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IN WITNESS WHEREOF, The parties have hereunto set their hands and seals the day and year first above written.

TENANT:

BY:	/s/ Ann Marie Sastry
ITS:

DATE EXECUTED BY TENANT:	5/6/2018

LANDLORD:

205-207 East Washington, LLC
a Michigan limited liability company

BY:	/s/ Jon Carlson	5/7/2018
Jon Carlson
ITS:	Managing Member

DATE EXECUTED BY LANDLORD:	5/4/2018

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